UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013 (April 8, 2013)

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Explanatory Note

On April 19, 2013, Starwood Property Trust, Inc., a Maryland corporation (the “Company”), completed the acquisition (the “Acquisition”) of all of the outstanding equity interests of LNR Property LLC, a Delaware limited liability company (“LNR”), as further described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 25, 2013.

On April 8, 2013, the Company filed a Current Report on Form 8-K (the “Initial Filing”) to, among other matters, file audited consolidated financial statements of LNR and its predecessor and unaudited pro forma combined financial information of the Company, as further described therein, including the audited consolidated financial statements of LNR as of and for the year ended December 31, 2012, and reference is hereby made to these financial statements.  In this Current Report on Form 8-K/A, the Company is filing (i) the unaudited condensed consolidated financial statements of LNR as of March 31, 2013 and for the three months ended March 31, 2013 and 2012 and (ii) the unaudited pro forma combined financial information of the Company as of and for the three months ended March 31, 2013, after giving effect to the Acquisition. Item 9.01 of the Initial Filing is hereby being supplemented to include the information below. The information previously reported in the Initial Filing is incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01              Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of LNR Property LLC and Subsidiaries as of March 31, 2013 and for the three months ended March 31, 2013 and 2012, and the related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)           Pro Forma Financial Information.

Starwood Property Trust, Inc. unaudited pro forma combined financial information, comprised of a pro forma combined balance sheet as of March 31, 2013 and a pro forma combined statement of income for the three months ended March 31, 2013, and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)           Exhibits

Exhibit Number	Description

15	Letter of Awareness from Deloitte & Touche LLP, as independent auditors for LNR Property LLC.

99.1

LNR Property LLC and Subsidiaries condensed consolidated financial statements (unaudited) as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012, and Independent Auditors’ Review Report.

99.2	Starwood Property Trust, Inc. pro forma combined financial information (unaudited) as of March 31, 2013 and for the three months ended March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2013	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

15	Letter of Awareness from Deloitte & Touche LLP, as independent auditors for LNR Property LLC.

99.1

LNR Property LLC and Subsidiaries condensed consolidated financial statements (unaudited) as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012, and Independent Auditors’ Review Report.

99.2	Starwood Property Trust, Inc. pro forma combined financial information (unaudited) as of March 31, 2013 and for the three months ended March 31, 2013.